UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 23, 2004
                                                 ---------------------


                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)



         Florida                        0-26272                  59-2705336
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(State or other jurisdiction          (Commission              IRS Employer
      of incorporation)               File Number)           Identification No.)



   12901 Hutton Drive     Dallas, TX                                    75234
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(Address of principal executive offices)                              (Zip Code)



Company's telephone number, including area code     (972) 241-4080
                                                --------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On November 23, 2004, the Natural Health Trends Corp. (the "Company") announced the appointment of Richard S. Johnson to be the Representative Director and President of its operations in Japan which market is scheduled to open in mid 2005.

         As of November 1, 2004, the Company and Lexxus International (Japan), Ltd., a wholly owned subsidiary of the Company ("Lexxus Japan"), entered into an employment agreement with Mr. Johnson pursuant to which Mr. Johnson agreed to serve as the Company's President - Japan and as the Representative Director of Lexxus Japan. The term of Mr. Johnson's employment with the Company commenced on November 1, 2004 and ends on December 31, 2006. The Company agreed to pay Mr. Johnson an annual base salary of $480,000. Pursuant to the agreement, Mr. Johnson is entitled to be reimbursed for reasonable business expenses as well as expenses related to relocating to, and living in, Japan. In addition, the Company has agreed to pay for travel expenses and certain club membership fees on behalf of Mr. Johnson. The employment agreement with Mr. Johnson contains other customary terms and conditions.

ITEM 9.01 Financial Statements And Exhibits.

         (c) The following exhibits are attached to this Current Report:

           99.1     Press Release of the Company dated November 23, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NATURAL HEALTH TRENDS CORP.


Date: December 1, 2004
                                           By: /s/ MARK D. WOODBURN
                                               ---------------------------------
                                               Name:  Mark D. Woodburn
                                               Title: President

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